As filed with the Securities and Exchange Commission on December 11, 2008

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 10, 2008

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-6523 (Commission File Number)	56-0906609 (IRS Employer Identification No.)

100 North Tryon Street Charlotte, North Carolina (Address of principal executive offices)	28255 (Zip Code)

(704) 386-5681

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On December 10, 2008, Bank of America Corporation (“Bank of America”) announced that Bruce Hammonds, President of Bank of America Global Card Services, will retire effective December 31, 2008.

Also on December 10, 2008, Ric Struthers, 53, was named to succeed Mr. Hammonds as President of Bank of America Global Card Services, effective January 1, 2009. Mr. Struthers will report directly to Ken Lewis, the Chairman, Chief Executive Officer and President of Bank of America. Mr. Struthers joined MBNA in 1982 and has served in various capacities since that time. Mr. Struthers served as the Executive Vice Chairman for MBNA America Bank, responsible for International and Consumer Finance businesses from December 2003 to January 2006. Bank of America acquired MBNA on January 1, 2006. From January 2006 to June 2007 he served as the Card Services Operations executive; from June 2007 to May 2008 he served as the North American Card Services executive. Since May 2008, Mr. Struthers has served as the Consumer Credit Risk executive for Bank of America.

On December 10, 2008, Bank of America also announced that Brian Moynihan, President of Global Corporate and Investment Banking, has been named General Counsel, effective immediately. Mr. Moynihan will continue to report directly to Ken Lewis. Mr. Moynihan’s current responsibilities will be covered by other executives.

A copy of the press releases announcing the events described above are attached as Exhibits 99.1 and 99.2 and are incorporated in this report by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

The following exhibit is filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Bank of America Corporation News Release dated December 10, 2008 Announcing the Retirement of Bruce Hammonds and the Appointment of Ric Struthers to Succeed Him.

99.2	Bank of America Corporation News Release dated December 10, 2008 Announcing the Appointment of Brian Moynihan as General Counsel.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Teresa M. Brenner
Teresa M. Brenner Associate General Counsel

Dated: December 11, 2008

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Bank of America Corporation News Release dated December 10, 2008 Announcing the Retirement of Bruce Hammonds and the Appointment of Ric Struthers to Succeed Him.

99.2	Bank of America Corporation News Release dated December 10, 2008 Announcing the Appointment of Brian Moynihan as General Counsel.